SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 20, 2000
                                                        ------------------

                      NATIONAL INFORMATION CONSORTIUM, INC.
                      -------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Colorado                      000-26621              52-2077581
        --------                      ---------              ----------
 (State or other jurisdiction of     (Commission             (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)


                               12 Corporate Woods
           10975 Benson Street, Suite 390, Overland Park, Kansas 66210
           -----------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (877) 234-EGOV
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On September 20, 2000, National Information Consortium, Inc., a Colorado corporation (the "Company"), issued a press release, filed as Exhibit
99.1 to this report, announcing that the Company will re-align its eGovernment applications and services businesses and that it had issued an earnings warning that it will likely fall short of third quarter 2000 expectations. The Company also announced significant cost savings measures at two business units and the reorganization of its management team, which resulted in a restructuring charge of approximately $1.0 million for employee severance.

ITEM 7.  EXHIBITS

99.1 - Press Release of National Information Consortium dated
       September 20, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NATIONAL INFORMATION CONSORTIUM,
                                         INC.


                                         By: /S/ Kevin C. Childress
                                             ----------------------
                                             Name:  Kevin C. Childress
                                             Title:    Chief Financial Officer

Date: September 29, 2000